Exhibit 32.3

SECTION 1350 CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER
AND THE PRINCIPAL FINANCIAL OFFICER OF
AMEREN ILLINOIS COMPANY
(required by Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the report on Form 10-Q for the quarterly period ended September 30, 2021 of Ameren Illinois Company (the “Registrant”) as filed by the Registrant with the Securities and Exchange Commission on the date hereof (the "Form 10-Q"), each undersigned officer of the Registrant does hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: November 4, 2021

/s/ Richard J. Mark
Richard J. Mark Chairman and President (Principal Executive Officer)

/s/ Michael L. Moehn
Michael L. Moehn Executive Vice President and Chief Financial Officer (Principal Financial Officer)